                                                                    EXHIBIT 99.2

NEWS FROM
                               NORTH BANCORP INC.

                         [1st NATIONAL BANK OF GAYLORD]


CONTACTS:   William A. Kirsten, President & CEO (989) 705-2913
            Susan A. Norris, Vice President & CFO (989) 705-2912

                                                               FOR IMMEDIATE USE

                  NORTH BANCORP, INC. REPORTS FINANCIAL RESULTS
                      FOR FOURTH QUARTER AND FULL YEAR 2003

GAYLORD, Michigan, March 5, 2004 . . . North Bancorp, Inc. (OTC: NBCP) (Gaylord, Michigan) reported net losses for the fourth quarter and full year 2003.

Fourth Quarter Results
         Net losses in the fourth quarter of 2003 totaled $3.7 million or $6.94 loss per share, compared with a net loss of $2.2 million or $4.10 loss per share for same period in 2002.

Twelve Month Results
         Net losses for the twelve months ended at December 31, 2003 totaled $5.4 million or $10.25 loss per share, compared to a net loss of $1.4 million or $2.62 loss per share for the same period in 2002.

William A. Kirsten, President & CEO commented: "Credit quality issues remain the primary cause for our continuing losses. Though we have made substantial progress in resolving these issues, their negative impact continued to be felt throughout 2003. We expect to make incremental progress in future periods in 2004."

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect," "believe," "intend," "estimate," "project," "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to North Bancorp, Inc.'s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of North Bancorp, Inc.'s management for future or past operations, products or services, and forecasts of the Company's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, and estimates of credit quality trends. Such statements reflect the view of North Bancorp, Inc.'s management as of this date with respect to future events and are not guarantees of future performance, involve assumptions and are subject to substantial risks and uncertainties, such as the changes in North Bancorp, Inc.'s plans, objectives, expectations and intentions. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in industries where the Company has a concentration of loans, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. North Bancorp, Inc. does not undertake to update forward-looking statements to reflect facts; circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, North Bancorp, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.


                                      ###


NORTH BANCORP, INC. AND SUBSIDIARIES CONDENSED
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2003 AND DECEMBER 31, 2002
(UNAUDITED)

                                                                (000'S OMITTED, EXCEPT SHARE DATA)
                                                         DECEMBER 31, 2003              DECEMBER 31, 2002
                                                         -----------------              -----------------
ASSETS
Cash and due from banks                                  $           5,379              $           4,888
Federal funds sold                                                  13,175                          3,404
                                                         -----------------              -----------------
  Cash and cash equivalents                                         18,554                          8,292
Interest-bearing deposits in banks                                     495                          2,671
Securities available for sale                                       30,350                         21,905
Securities held to maturity                                            760                          1,992
Other securities                                                     2,606                          2,520
                                                         -----------------              -----------------
  Total investments                                                 33,716                         26,417
Loans, gross                                                       118,575                        172,089
  Less: allowance for loan losses                                  (6,582)                         (4 512)
                                                         -----------------              -----------------
   Net loans                                                       111,993                        167,577
Bank premise and equipment, net                                      2,399                          2,586
Accrued interest receivable                                            756                          1,275
Other real estate owned                                                978                            646
Mortgage servicing rights                                              981                            599
Other assets                                                         2,685                          2,799
                                                         -----------------              -----------------
  Total other assets                                                 5,400                          5,319
                                                         -----------------              -----------------
     Total Assets                                        $         172,557              $         212,862
                                                         =================              =================
LIABILITIES AND STOCKHOLDERS' EQUITY

Noninterest bearing deposits                             $          16,894              $          16,484
Interest bearing deposits                                          118,853                        145,746
                                                         -----------------              -----------------
  Total deposits                                                   135,747                        162,230
Borrowed funds                                                      26,286                         34,906
Other liabilities                                                    1,537                          1,285
Guaranteed preferred beneficial interest in
     subordinated debentures                                         5,000                          5,000
                                                         -----------------              -----------------
  Total liabilities                                                168,570                        203,421
Stockholders' Equity
Common stock, $1 par value:                                            533                            526
   Authorized - 3,000,000 at December 31, 2003
     and December 31, 2002
   Issued and outstanding - 532,896 at December 31,
     2003 and 525,896 December 31, 2002
Additional paid-in capital                                           6,101                          6,009
Retained earnings                                                  (2,845)                          2,565
Accumulated other comprehensive income                                 198                            341
                                                         -----------------              -----------------
  Total stockholders' equity                                         3,987                          9,441
                                                         -----------------              -----------------
     Total Liabilities and Stockholders' Equity                    172,557              $         212,862
                                                         =================              =================

NORTH BANCORP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003, 2002 AND 2001
(UNAUDITED)


                                                                                 (000S OMITTED, EXCEPT PER SHARE DATA)
                                                                                        YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------------------
                                                                           2003                2002                 2001
                                                                     ---------------      ---------------      ---------------
INTEREST INCOME
  Interest and fees on loans                                         $        10,825      $        14,081      $        12,590
  Investment securities:
   Taxable                                                                       875                  899                  814
   Tax-exempt                                                                    196                  197                   99
  Federal funds sold                                                             210                   81                   18
                                                                     ---------------      ---------------      ---------------
      Total interest income                                                   12,106               15,258               13,521
INTEREST EXPENSE
  Deposits                                                                     4,222                5,577                4,722
  Borrowings                                                                   1,413                2,143                2,446
  Subordinated Debentures                                                        253                  167                    -
                                                                     ---------------      ---------------      ---------------
      Total interest expense                                                   5,888                7,887                7,168
                                                                     ---------------      ---------------      ---------------
Net interest income                                                            6,218                7,371                6,353
Provision for loan losses                                                      5,849                5,337                  886
                                                                     ---------------      ---------------      ---------------
Net interest income after provision for loan losses                              369                2,034                5,467
NONINTEREST INCOME
Service charges on deposit accounts                                              515                  558                  447
Loan servicing fees                                                              228                   93                   54
Gain on real estate mortgages originated for sale                              1,291                  960                  517
Gain on sale of securities available for sale                                     44                    -                   36
Other income                                                                     333                  348                  278
                                                                     ---------------      ---------------      ---------------
      Total noninterest income                                                 2,411                1,959                1,332

NONINTEREST EXPENSE
Salaries, wages and benefits                                                   3,502                2,738                2,197
Occupancy expense                                                                284                  267                  185
Equipment and data processing expense                                            596                  580                  412
Advertising and public relations                                                  76                  187                  136
Professional fees                                                                901                  432                  260
Office supplies and postage                                                      238                  233                  206
Mortgage Servicing Rights Amortization                                           543                  438                  155
Other expense                                                                  1,897                1,296                1,135
                                                                     ---------------      ---------------      ---------------
      Total noninterest expense                                                8,037                6,171                4,686
                                                                     ---------------      ---------------      ---------------
INCOME (LOSS) - BEFORE INCOME TAXES                                           (5,257)              (2,178)               2,113
FEDERAL INCOME TAX EXPENSE (BENEFIT)                                             153                 (803)                 697
                                                                     ---------------      ---------------      ---------------
NET INCOME (LOSS)                                                    $        (5,410)     $        (1,375)     $         1,416
                                                                     ===============      ===============      ===============
EARNINGS (LOSS) PER SHARE                                            $        (10.25)     $         (2.62)     $          3.12
                                                                     ===============      ===============      ===============
DIVIDENDS DECLARED PER SHARE                                         $             -      $          0.40      $          0.40
                                                                     ---------------      ---------------      ---------------

NORTH BANCORP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL DATA
For the Year Ended December 31
(in thousands, except per share data)
(Unaudited)

                                                                  At or for the Year Ended December 31,
                                                  2003            2002              2001              2000           1999
                                            ---------------  ---------------  ---------------  ---------------  ---------------
Selected Financial Condition Data:
    Assets                                  $       172,557  $       212,862  $       187,800  $       133,279  $        91,226
    Loans                                           118,575          172,089          157,106          111,036           71,835
    Deposits                                        135,747          162,230          136,618           85,652           64,139
    Borrowed funds                                   26,286           34,906           39,271           40,252           21,555
    Stockholders' Equity                              3,987            9,441           10,798            5,987            4,456

Selected Operations Data:
    Interest income                         $        12,106  $        15,258  $        13,521  $         9,712  $         5,871
    Interest expense                                 (5,888)          (7,887)          (7,168)          (5,057)          (2,407)
                                            ---------------  ---------------  ---------------  ---------------  ---------------

    Net interest income                               6,218            7,371            6,353            4,655            3,464
    Provision for loan losses                        (5,849)          (5,337)            (886)            (523)            (300)
                                            ---------------  ---------------  ---------------  ---------------  ---------------
    Net interest income after
     provision for loan losses                          369            2,034            5,467            4,132            3,164

    Noninterest income                                2,411            1,959            1,332              896              808
    Noninterest expenses                             (8,037)          (6,171)          (4,686)          (3,379)
                                                                                                                         (2,801)
    Federal income tax expense                         (153)             803             (697)            (534)            (357)
                                            ---------------  ---------------  ---------------  ---------------  ---------------
    Net Income                              $        (5,410) $        (1.375) $         1,416  $         1,115  $           814
                                            ===============  ===============  ===============  ===============  ===============
Per Share Data (1):
    Earnings (loss) per share               $        (10.25) $         (2.62) $          3.12  $          3.57  $          2.63
    Book value                              $          7.48  $         17.95  $         20.56  $         18.20  $         14.38
    Dividends per share                     $             -  $          0.40  $          0.40  $          0.33  $          0.30
    Weighted average shares                         527,680          525,545          454,486          312,157          309,670
     outstanding
    Actual shares outstanding                       532,896          525,896          525,295          329,007          309,772

Other Data:
    Net interest margin                                3.59%            3.74%            4.26%            4.43%            5.03%
    Net interest rate spread                           3.62%            3.25%            3.61%            3.76%            4.41%
    Allowance for loan losses to                       5.55%            2.62%            0.78%            0.76%            0.81%
     total loans
    Nonperforming loans to total loans                10.67%            1.32%            0.52%            0.13%            0.11%
    Efficiency ratio                                  93.14%           66.14%           60.98%           60.87%           65.57%
    Return on average assets                          (2.55%)          (0.66%)           0.90%            1.00%            1.05%
    Return on average equity                         (68.17%)         (12.10%)          15.80%           22.25%           19.50%
    Dividend payout ratio                                - %          (15.27%)          12.82%            9.24%           11.41%
    Average equity to average assets                   3.74%            5.45%            5.70%            4.49%            5.56%


(1) Adjusted for the 5-for-4 stock split declared March 24, 2000 and the 2-for-1 stock split declared June 23, 2000.

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NORTH BANCORP, INC. AND SUBSIDIARIES
2003 ANNUAL REPORT
SELECTED QUARTERLY FINANCIAL DATA
(in thousands, except per share data)

                                                                                   For the Quarters Ended
                                                              March 31         June 30         September 30       December 31
                                                           ------------      ------------      ------------      ------------
2003
------------------------------------------
Selected Operations Data:
    Interest income                                        $      3,496      $      3,236      $      2,931      $      2,443
    Interest expense                                             (1,770)           (1,584)           (1,364)           (1,170)
                                                           ------------      ------------      ------------      ------------
    Net interest income                                           1,726             1,652             1,567             1,273
    Provision for loan losses                                      (709)           (2,640)             (549)           (1,951)
                                                           ------------      ------------      ------------      ------------
    Net interest income after provision
       for loan losses                                            1,017              (988)            1,018              (678)
    Noninterest income                                              693               761               600               357
    Noninterest expenses                                         (1,692)           (2,305)           (1,820)           (2,220)
    Federal income tax expense                                       12               838               123            (1,126)
                                                           ------------      ------------      ------------      ------------
    Net Income (loss)                                      $         30      $     (1,694)     $        (79)     $     (3,667)
                                                           ============      ============      ============      ============

Per Share Data:
    Earnings (loss) per share                              $       0.06      $      (3.22)     $      (0.15)     $      (6.94)
    Dividends per share                                               -                 -                 -                 -

2002
------------------------------------------
Selected Operations Data:
    Interest income                                        $      3,697      $      3,823      $      3,897      $      3,841
    Interest expense                                             (1,933)           (1,979)           (2,010)           (1,965)
                                                           ------------      ------------      ------------      ------------
    Net interest income                                           1,764             1,844             1,887             1,876
    Provision for loan losses                                      (180)             (205)             (980)           (3,972)
                                                           ------------      ------------      ------------      ------------
    Net interest income after
       provision for loan losses                                  1,584             1,639               907            (2,096)
    Noninterest income                                              382               376               479               722
    Noninterest expenses                                         (1,332)           (1,516)           (1,400)           (1,923)
    Federal income tax expense                                     (207)             (150)               20             1,140
                                                           ------------      ------------      ------------      ------------
    Net Income (loss)                                      $        427      $        349      $          6      $     (2,157)
                                                           ============      ============      ============      ============

Per Share Data:
    Earnings (loss) per share                              $       0.81      $       0.66      $       0.01      $      (4.10)
    Dividends per share                                            0.10              0.10              0.10              0.10

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